                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): JANUARY 25, 2002



                                   ALLOY, INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                         0-26023                         04-3310676
(State or other                (Commission                     (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)


151 WEST 26TH STREET, 11TH FLOOR, NEW YORK, NEW YORK               10001
    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (212) 244-4307
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ITEM 5. OTHER EVENTS.


On January 28, 2002, we filed a Current Report on Form 8-K reporting our entering into an Agreement, dated as of January 25, 2002, for the issuance and sale in a private placement to Fletcher International, Ltd. ("Fletcher") of 1,367,366 shares of our common stock, $.01 par value per share, and a warrant exercisable for 888,788 shares of our common stock. The Form 8-K had, attached as Exhibit 4.1, the form of warrant which was attached as an exhibit to the Agreement. On January 28, 2002 we completed the transaction and issued the definitive warrant to Fletcher (the "Warrant"). While the basic terms of the Warrant are as are as described in the text of the Form 8-K, the definitive Warrant differed in some respects from the form of warrant previously filed as
Exhibit 4.1. Therefore, we are filing this Form 8-K/A solely to file the final Warrant as an Exhibit to the Form 8-K, and replace exhibit 4.1 filed with the 8-K with Exhibit 4.1 filed herewith.

The description of the transaction contained herein is qualified in its entirety by reference to the Agreement (Exhibit 99.1) and the Warrant (Exhibit 4.1), each of which is incorporated by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.


      4.1 Alloy, Inc. Warrant to Purchase Common Stock issued to Fletcher International Ltd., dated as of January 28, 2002.


      99.1* Agreement, dated as of January 25, 2002 between Alloy, Inc. and
            Fletcher International, Ltd.

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* Previously filed.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ALLOY, INC.
                                      (Registrant)




Date: February 1, 2002                /s/ Samuel A. Gradess
                                      ----------------------------------------
                                      Samuel A. Gradess, Chief Financial Officer



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                                  EXHIBIT INDEX




Exhibit
Number                        Description
------                        -----------

4.1         Alloy, Inc. Warrant to Purchase Common Stock issued to
            Fletcher International Ltd., dated as of January 28, 2002.

99.1*       Agreement, dated as of January 25, 2002 between Alloy, Inc. and
            Fletcher International, Ltd.

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* Previously filed.



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